CONSOLIDATED BALANCE SHEETS (Parenthetical) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Statement of Financial Position [Abstract]
Allowances for doubtful accounts (in dollars)	$ 1,353	$ 2,682
Ordinary share, par value (in dollars per share)	$ 0.015	$ 0.015
Ordinary share, authorized shares	62,500,000	62,500,000
Ordinary share, shares issued	10,370,000	10,329,000
Ordinary share, shares outstanding	9,114,000	9,073,000
Treasury shares	1,256,000	1,256,000